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                                                           EXHIBIT 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (Form S-8) of our report dated
April 4, 1997 included in Coldwater Creek Inc.'s Form 10-K for the year ended March 1, 1997.


                                   /s/ ARTHUR ANDERSEN LLP


Boise, Idaho
July 14, 1997